SECRETARY OF STATE

                     THE GREAT SEAL OF THE STATE OF NEVADA

                                STATE OF NEVADA



                               CORPORATE CHARTER



I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that MAKE IT HAPPEN MANAGEMENT did on MARCH 23, 1998, file in this office the original Articles of Incorporation; that said Articles are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.




                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Las Vegas, Nevada, on March 23, 1998.



                    /s/ Dean Heller
                    ---------------
                    Dean Heller
                    Secretary of State

THE GREAT SEAL OF
THE STATE OF NEVADA

                    By: /s/ Delaine Marzullo
                    ------------------------
                    Delaine Marzullo
                    Certification Clerk

         FILED              Articles of Incorporation         Filing fee:
  IN THE OFFICE OF THE        (Pursuant to NRS 78)            Receipt #:
SECRETARY OF STATE OF THE       STATE OF NEVADA
    STATE OF NEVADA            Secretary of State

     MAR 23, 1998
     No. C6310-98

   /s/ Dean Heller
 Secretary of State

                                                         (For filing office use)
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   IMPORTANT: Read instructions on reverse side before completing this form.
                         TYPE OR PRINT (BLACK INK ONLY)

NAME OF CORPORATION: Make It Happen Management

RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

Name of Resident Agent: Majestik Magnificent

Street Address: 850 South Ranch Drive, #2130, Las Vegas NV  89106

SHARES: (number of shares the corporation is authorized to issue)

Number of shares with par value: 50,000,000   Par value: .001
Number of shares without par value: -

GOVERNING BOARD: shall be styled as (check one): X Directors ___ Trustees

The FIRST BOARD OF DIRECTORS shall consist of 3 members and the names and addresses are as follows:

Majestik Magnificent     850 S. Rancho Dr., Las Vegas, NV 89106
Christopher Q. Lucidi    11974 Avenida Consentido San Diego, CA 92128
Mary E. Writer           2682 Auralie Drive, Escondido, CA  92025

PURPOSE (optional - see reverse side): The purpose of the corporation shall be:

                        Superstar management, promotion
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OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS
78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot by filed and will be returned to you for correction. Number of pages attached - 0.

SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (Signatures must be notarized.)

Majestik Magnificent     850 S. Rancho Dr., Las Vegas, NV 89106
/s/ Majestik Magnificent

State of California   County of San Diego

This instrument was acknowledged before me on March 20, 1998

Majestik Magnificent - Name of Person

as incorporator of Make It Happen Management

/s/ Jack P. Clausen                Commission #1145272
-------------------                Notary Public - California
Jack P. Clausen                    San Diego County
Notary Public Signature            My Commission Expires July 3, 2001


CERTIFICATE OF ACCEPTANCE           RECEIVED
/s/ Majestik Magnificent          Feb 23, 1998
                               Secretary of State

       ___ hereby accept appointment as Resident Agent for the above named

                                 March 20, 1998

NAME:  MAKE IT HAPPEN MANAGEMENT

FILE TYP/NR C  006310-1998 ST NEVADA           INC ON MAR 23, 1998 FOR PERPETUAL
  STATUS:  ARTICLES FILED    : 03-23-98        NUMBER OF PAGES FILED: 1    D M
    TYPE:  REGULAR
 PURPOSE:  ALL LEGAL ACTIVITIES
           FILING FEE $175 P/U                 CAPITAL :  $50,000
PAR SHRS:  50,000,000     PAR VAL:   $.001     NR NO PAR SHRS:
  RA NBR:  71511
        NO OFFICERS LISTED                               ARTICLES F
RA      MAJESTIK MAGNIFICENT          2130                    ACCEPTED    032398
   850 S. RANCHO DRIVE           LAS VEGAS                       NV  89106
FILER   MAJESTICK MAGNIFICENT
   850 S RANCH DR                LAS VEGAS                       NV  89106